UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 19, 2005
                                                --------------------------------


       Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant")
     (as depositor for the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20 to be formed pursuant to a Pooling and Servicing Agreement, to be dated as of October 1, 2005 relating to the Bear Stearns Commercial Mortgage
          Securities Trust 2005-TOP20 Commercial Mortgage Pass-Through
                        Certificates, Series 2005-TOP20)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-120522-05                13-3411414
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

383 Madison Avenue                                                  10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code  (212) 272-2000
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as exhibits are Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")) and Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA) furnished to the Registrant by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, Commercial Mortgage Pass-Through Certificates, Series 2005-TOP20 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-120522) (the "Registration Statement"). The Registrant hereby incorporates the attached Computational Materials and Structural and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials and Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Computational Materials prepared by the Underwriters in connection with certain classes of the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, Commercial Mortgage Pass-Through
                                    Certificates, Series 2005-TOP20.

            (99.2) Structural Term Sheets prepared by the Underwriters in connection with certain classes of the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, Commercial Mortgage Pass-Through
                                    Certificates, Series 2005-TOP20.

            (99.3) Collateral Term Sheets prepared by the Underwriters in connection with certain classes of the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, Commercial Mortgage Pass-Through
                                    Certificates, Series 2005-TOP20.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.



      October 20, 2005
                                By:      /s/ Richard A. Ruffer Jr.
                                      ----------------------------------------
                                      Name:  Richard A. Ruffer Jr.
                                      Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

99.1                      Computational Materials                     (E)
                          prepared by the Underwriters
                          in connection with certain
                          classes of the Bear Stearns
                          Commercial Mortgage
                          Securities Trust 2005-TOP20,
                          Commercial Mortgage
                          Pass-Through Certificates,
                          Series 2005-TOP20.


99.2                      Structural Term Sheets                      (E)
                          prepared by the Underwriters
                          in connection with certain
                          classes of the Bear Stearns
                          Commercial Mortgage
                          Securities Trust 2005-TOP20,
                          Commercial Mortgage
                          Pass-Through Certificates,
                          Series 2005-TOP20.

99.3                      Collateral Term Sheets                     (E)
                          prepared by the Underwriters
                          in connection with certain
                          classes of the Bear Stearns
                          Commercial Mortgage
                          Securities Trust 2005-TOP20,
                          Commercial Mortgage
                          Pass-Through Certificates,
                          Series 2005-TOP20.